UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On June 3, 2025 StoneX Group Inc. (the “Company”) entered into a Restatement Agreement to its Amended and Restated Credit Agreement, made as of February 22, 2019, with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, BofA Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, Canadian Imperial Bank of Commerce, New York Branch, CIBC World Markets Corp., Barclays Bank PLC, Citizens Bank, N.A., U.S. Bank National Association and The Huntington National Bank as Joint Lead Arrangers and Joint Bookrunners, and with the lenders from time to time parties thereto, pursuant to which the parties agreed to amend and restate the existing senior secured credit facility (as so amended and restated, the “Amended Credit Agreement”) to, among other things, (i) increase the size of the facility to $650 million, (ii) extend the maturity through June 3, 2028, (iii) increase the size of the uncommitted accordion feature to $300 million, which may be used to request an increase to the revolving commitments or to establish one or more new tranches of term loans (or, in lieu of incurring such indebtedness under the Amended Credit Agreement, the Company will be able to utilize such other debt capacity for “incremental equivalent” indebtedness incurred outside of the Amended Credit Agreement), (iv) increase flexibility and capacity with respect to certain of the negative and affirmative covenants and (v) increase thresholds applicable to certain events of default. This credit facility will continue to be used to finance working capital needs of StoneX Group Inc. and certain of its subsidiaries.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained within Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.
10.1     Restatement Agreement, dated June 3, 2025 to the Amended and Restated Credit Agreement, dated as of February 22, 2019 by and between StoneX Group Inc. (f/k/a INTL FCStone Inc.) as Borrower, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (Annex A to the Restatement Agreement contains the Amended Credit Agreement, as amended by the Restatement Agreement).

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
June 4, 2025	/s/ David A. Bolte
(Date)	David A. Bolte
Corporate Secretary